SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2004

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 886-5600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 22, 2004

Item 9. Regulation FD Disclosure.

On January 22, 2004, WorldCom, Inc., d/b/a MCI issued a press release providing financial guidance for full-year 2004 and announcing that it continues to expect to emerge from United States Chapter 11 bankruptcy protection in February 2004. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC. (Registrant)

By:	/S/ PAUL M. ESKILDSEN

Name: Paul M. Eskildsen Title: Senior Vice President and Assistant Secretary

Dated:  January 23, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 22, 2004*

*    This exhibit is furnished by the Company and is not “filed” for purposes of Section 18 of the Exchange Act. See Item 9.

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